1 Investor Presentation & Company Overview December 2020

2 Cautionary Statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June. Any information contained in the following slides that has been previously publicly presented by Atkore speaks as of the date that it was originally presented, as indicated. Atkore is not updating or affirming any of such information as of today’s date. The provision of this information shall not imply that the information has not changed since it was originally presented.

3 A values-based organization with a focus on continuous improvement driven by the Atkore Business System Strong track record of earnings growth, increasing free cash flow and excellent return on capital With a commitment to quality, delivery and value, we produce infrastructure solutions to power and protect the world around us, and to help our customers build better together We offer a broad platform of must-stock products to the electrical distribution channel, and our leading market positions and strong brands will be supported through both organic growth and M&A Our sound financial profile combined with our focus on environment, social and governance promotes long-term sustainable growth Atkore: a Compelling Investment

4 Our Foundation is the Atkore Business System

5 Atkore at a Glance 1. See non-GAAP reconciliation in appendix A leading manufacturer of electrical, mechanical, and safety infrastructure solutions 1959 Founded 2016 IPO (NYSE: ATKR) Harvey, IL Headquarters ~3,700 Employees FY 2020 Financial Highlights $ Millions (except per share amounts) FY 2020 Change vs. PY Net Sales $1,765.4 (7.9%) Net Income $152.3 +9.5% Adjusted EBITDA(1) $326.6 +0.7% Adjusted EBITDA Margin 18.5% +160 bps Adjusted EPS(1) $3.78 +4.4% Free Cash Flow(1) $215.0 +23.0% Return on Capital(1) 17.8% +80 bps Electrical Raceway 75% Mechanical Products & Solutions 25% By Segment 65 Global Facilities United States 89% Intl. 11% By Geography U.S. Non- Residential Construction - New 33% U.S. Non- Residential Construction - R&R, 20% U.S. Residential Construction 14% OEM 16% Other 6% Intl. 11% By End Market FY 2020 Net Sales Breakdown, $1.8B

6 FY20 Sales Breakdown by Market Source: Atkore analysis and estimates. 6 11 16 14 20 33 New Repair & Remodel OEM U.S. Residential Construction International Other U.S. Non- Residential Construction Est. % of Atkore FY20 Net Sales By End Market Category Description  Includes Commercial & Industrial, Institutional and Infrastructure categories  Largest sub-categories include Offices & Data Centers, Warehouses & Distribution Centers, Education, Healthcare, Infrastructure, Retail, Hotels and Manufacturing  Products primarily sold through electrical distribution channel  Long-term positive market trends in Data Centers, Warehouses, and Healthcare  Weaker market trends in Retail and Hotels  Primarily concentrated in the Commercial & Industrial and Institutional categories  Largest sub-categories include Education, Offices, and Healthcare  Products sold through the electrical distribution channel as well as large retailers  Long-term positive outlook associated with renovation for K- 12 schools in certain regions of the U.S.  Includes Single Family as well as Multi-Unit new home construction  Products primarily sold through electrical distribution channel  Positive market trends for new home construction  Includes variety of manufacturers that use steel and metal tubing products  Products are primarily sold directly to the OEM  Solid demand from the renewable energy end-markets as well as recreational equipment  Primarily electrical and infrastructure sales to support non-residential construction markets  Sales channel differs by category and country  Market trends vary by geography Market Review

Our Products Are All Around You Everyday


Related Segment
Electrical Raceway
Mechanical Products & Solutions
Wire Basket Cable Tray & Fittings
Electrical Prefabrication
Cable Tray, Ladder & Fittings
Metal Electrical Conduit
Conduit & Cable Fittings
Specialty Electrical Conduit: Stainless Steel, PVC-Coated & Aluminum
PVC Trunking
PVC Electrical Conduit & Fittings
Armored Cable
Flexible Electrical Conduit & Liquidtight Conduit
Industrial Flexible Electrical Conduit
Metal Framing & Fittings (Including Seismic)
Roller Tube for Conveyor
Perimeter Security Solutions
Security Bollards
Telescoping Sign Support System

© Atkore International, Inc

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Outstanding Track Record of Growth

Adjusted EBITDA[1], $M


+15% CAGR
164
235
228
272
324
327
FY2015 FY2016 FY2017 FY2018 FY2019 FY2020

Free Cash Flow[1], $M


+13% CAGR
114
140
97
107
175
215
FY2015 FY2016 FY2017 FY2018 FY2019 FY2020

Return on Capital[1] (ROC), %


+1,510 bps
2.7
10.7
12.2
15.4
17.0
17.8
FY2015 FY2016 FY2017 FY2018 FY2019 FY2020

© Atkore International, Inc.

1. See non-GAAP reconciliation in appendix

8

Electrical Raceway Segment:

Atkore

Quick Facts:

	FY 2020
Net Sales, $M	$1,331.3
Adjusted EBITDA, $M	$299.5
Adjusted EBITDA Margin, %	22.5%

Key Brands:

- Atkore Allied Tube & Conduit
- Atkore AFC Cable Systems
- Atkore Heritage Plastics
- Atkore Cope

KEY PRODUCT CATEGORIES AND MARKET POSITION

Product Category		Market Position
PVC Conduit		#1
Steel Conduit		#2
Cable Tray, Cable Ladder & Fittings		#2
PVC Coated Conduit		#3
Stainless Steel Conduit		#1
Armored Cable		#2
Flexible and Liquidtight Conduit		#3
Elbows, Couplings & Nipples		#3

- **Electrical products** that deploy, isolate and protect a structure's electrical circuitry from the original power source to the final outlet
- **Atkore products are a staple for electrical distributors**
- **Comprehensive product portfolio** enables solution selling and the ability to bundle
- **Differentiated market position**: Quality, market coverage and co-loading capability
- **Organic growth opportunities** driven through new product innovation, focused product category growth and digital enablement for customers, distributors and designers

© Atkore International, Inc.

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10 Mechanical Products & Solutions Segment: Mechanical products and services that frame, support and secure component parts in a broad range of structures, equipment and systems in electrical, industrial and construction applications Global distribution capabilities for our broad portfolio of Safety & Security focused products and metal framing systems Market leader of in-line galvanized tubular products; preferred option for corrosion protection Value-added engineering, installation and pre-fabrication services Organic growth opportunities driven through new product innovation, global category expansion and improving the customer experience by providing additional value-add services #1 #2 In-line Galvanized Mechanical Tube Metal Framing and Related Fittings Barbed Tape #1 KEY PRODUCT CATEGORIES AND MARKET POSITION Security Bollards Top 10 Quick Facts: Key Brands:FY 2020 Net Sales, $M $436.7 Adjusted EBITDA, $M $61.2 Adjusted EBITDA Margin, % 14.0%

11 Organic Growth New Product Innovation Focused Product Categories Global Category Expansion Digital Capabilities & Resources Improving Customer Experience Levers to Drive Organic Growth Recent Example & Highlights Commercialized over 30 new products in the past two years Drove mid-single digit % revenue growth in Electrical Raceway “Focused Product Categories” in Q4 2020 Expanding global distribution and product capabilities for safety and security product solutions Increasing digital offerings and tools for our products such as BIM Models (Building Information Modeling) which help design professionals during the planning process Strategically aligned to several mega-trends such as electrification, growth in digital infrastructure, and safely protecting both people and critical assets Organic Growth Drivers

M&A Strategy Focused on Profitable Growth

Atkore

Bolt-On Acquisition Playbook

Target Profile
- Privately held small to medium sized businesses
- Build and foster long-term relationships
- Avoid auctions or competitive bidding situations where possible
- Sales and distribution through similar or existing channels for Atkore

Strategy
- Strategic fit from a product or category perspective, or fills a portfolio gap
- Identified path to synergy & value creation
- Debt responsible
- Within existing management bandwidth and capacity

Value Creation
- Leverage global spend for key raw material input categories to reduce costs
- Add products into Atkore sales & distribution umbrella for "One order, one shipment, one invoice"
- Drive 1-2 turns of synergy

Quick Facts:
- Spent over $290 million of cash on acquisitions since FY2017
- Added over $400 million in profitable revenue through M&A activities since 2012
- Exited over $400 million in breakeven proforma revenue since 2012

Successful Track Record of Portfolio Management

Fiscal Year

Related Segment
- Electrical Raceway
- Mechanical Products & Solutions

2013
- Acquired Heritage Plastics
- Closed manufacturing location in France
- Closed manufacturing location in Brazil

2014
- Acquired Ridgeline Pipe Manufacturing

2015
- Acquired American Pipe & Plastics
- Acquired SCI

2016
- Ceased operations for fence & sprinkler business

2017
- Acquired Marco
- Acquired Flexicon
- Closed manufacturing location in Ohio

2018
- Acquired CalPipe
- Divested Flexhead

2019
- Acquired Vergokan
- Acquired U.S. Tray
- Acquired Rocky Mountain Colby Pipe
- Acquired FlyTec Systems

2020
- Closed manufacturing location in Wales

2021
- Acquired Queen City Plastics

© Atkore International, Inc.

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13 Target ~2x times for Net Debt to TTM Adjusted EBITDA Debt Structure, $M As of 9/30/20 Cash and Cash Equivalents $284.5 Senior Secured 1st Term Loan Matures 2023 $803.7 Total Debt $803.7 Total Net Debt $519.3 2.9x 2.8x 2.6x 2.2x 2.1x 2.1x 1.9x 1.6x Q4 2020Q4 2019Q3 2019Q1 2019 Q2 2019 Q1 2020 Q2 2020 Q3 2020 Manage Leverage Reinvest in the Business Mergers & Acquisitions Return Cash to Stockholders Disciplined Approach to Capital Allocation Ready to Support Future Growth Net Debt to TTM Adjusted EBITDA Debt Structure Maintain and grow the business with smart investments Structured approach; focused on bolt-on targets Annual target to at least offset dilution; Current outlook of $15-$35M for FY2021 with $15M completed in October Strong Financial Profile Ready for the Future Note: Undrawn Asset Based Loan of $325M (Matures 2023)

14 Focused on Environment, Social & Governance We seek to utilize sustainable business principles and processes that achieve a balance between profitability and protection of all stakeholders, while reducing our impact on the environment and climate. Our Focus People and Community: We seek to protect people and communities in which our facilities are located. Energy and Climate: We are committed to safeguarding climate and ecosystems through preventive practices. Natural Resources: We promote social and environmental stewardship throughout our supply chain. Material Efficiency: We strive to prevent or minimize activities and conditions that pose a threat to human health and the environment. Strong Governance: We are dedicated to creating an organizational structure that is aligned with industry best practices and stockholder interests such as a separate independent Chairman and Delaware incorporation. 32% Reduction in recordable incident rate since 2015 14% Less total water purchased since 2016 6% Reduction in greenhouse gas emitted since 2016 21% Less tons of material waste rate avoided since 2015 33% Percentage of female or minority members of the Board of Directors 89% Percentage of Independent members of the Board of Directors

15 Disciplined Operational Focus Driven by the Atkore Business System Input Cost Management Not a commodity company; proven track record of successfully managing input cost changes and value selling Market Leadership Leading market share in key product categories with a portfolio of must-stock products for electrical distributors Strong Financial Profile Strong liquidity position with a significant reduction in net leverage over the past two years Opportunities for Growth Multiple levers and opportunities to drive both organic and inorganic growth Stable Business Model Supports Future Growth

16 APPENDIX

17 Segment Information Three months ended September 30, 2020 September 30, 2019 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical Raceway $ 364,148 $ 92,855 25.5% $ 373,344 $ 80,000 21.4 % Mechanical Products & Solutions 113,904 16,111 14.1% 128,661 21,137 16.4 % Eliminations (632) (295) Consolidated operations $ 477,420 $ 501,710 Fiscal Year Ended September 30, 2020 September 30, 2019 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical Raceway $ 1,331,275 $ 299,485 22.5% $ 1,443,493 $ 292,585 20.3 % Mechanical Products & Solutions 436,700 61,152 14.0% 474,260 70,040 14.8 % Eliminations (2,554) (1,215) Consolidated operations $ 1,765,421 $ 1,916,538

18 Adjusted Earnings Per Share Reconciliation Consolidated Atkore International Group Inc. Three months ended Fiscal Year Ended (in thousands, except per share data) September 30, 2020 September 30, 2019 September 30, 2020 September 30, 2019 Net income $ 54,241 $ 45,997 $ 152,302 $ 139,051 Stock-based compensation 3,762 2,862 13,064 11,798 Intangible asset amortization 8,052 8,598 32,262 32,876 Gain on purchase of business — (7,384) — (7,384) Loss on extinguishment of debt 273 — 273 — Other (a) (9,029) (712) (6,712) 7,501 Pre-tax adjustments to net income 3,058 3,364 38,887 44,791 Tax effect (765) (824) (9,722) (10,974) Adjusted net income $56,534 $48,537 $181,467 $172,868 Weighted-Average Diluted Common Shares Outstanding 47,925 47,845 48,044 47,777 Net income per diluted share $ 1.11 $ 0.94 $ 3.10 $ 2.83 Adjusted net income per diluted share $ 1.18 $ 1.01 $ 3.78 $ 3.62 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment , release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

19 Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore International Group Inc. Three months ended Fiscal Year Ended (in thousands) September 30, 2020 September 30, 2019 September 30, 2020 September 30, 2019 Net income $ 54,241 $ 45,997 $ 152,302 $ 139,051 Income tax expense 20,584 16,105 49,696 45,618 Depreciation and amortization 18,946 18,286 74,470 72,347 Interest expense, net 9,457 12,196 40,062 50,473 Restructuring charges (55) 623 3,284 3,804 Stock-based compensation 3,762 2,862 13,064 11,798 Loss on extinguishment of debt 273 — 273 — Gain on purchase of a business — (7,384) — (7,384) Transaction costs 17 837 196 1,200 Other (a) (9,029) (712) (6,712) 7,501 Adjusted EBITDA $ 98,196 $ 88,810 $ 326,635 $ 324,408 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment , release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

20 Trailing Twelve Month Adjusted EBITDA Consolidated Atkore International Group Inc. TTM Three months ended (in thousands) September 30, 2020 September 30, 2020 June 26, 2020 March 27, 2020 December 27, 2019 Net income $ 152,302 $ 54,241 $ 24,078 $ 39,193 $ 34,790 Interest expense, net 40,062 9,457 9,421 10,564 10,620 Income tax expense 49,696 20,584 8,672 13,100 7,340 Depreciation and amortization 74,470 18,946 18,316 18,478 18,730 Restructuring charges 3,284 (55) 474 2,645 220 Stock-based compensation 13,064 3,762 1,656 4,523 3,123 Loss on extinguishment of debt 273 273 — — Transaction costs 196 17 122 6 51 Other(a) (6,712) (9,029) 984 (1,503) 2,836 Adjusted EBITDA $ 326,635 $ 98,196 $ 63,723 $ 87,006 $ 77,710 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment , release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

21 Net Debt to Total Debt and Leverage Ratio Consolidated Atkore International Group Inc. ($ in thousands) September 30, 2020 June 26, 2020 March 27, 2020 December 27, 2019 September 28, 2019 June 28, 2019 March 29, 2019 December 28, 2018 Short-term debt and current maturities of long-term debt $ — $ — $ — $ — $ — $ — $ — $ 26,561 Long-term debt 803,736 846,145 845,694 845,243 845,317 884,503 884,095 878,094 Total debt 803,736 846,145 845,694 845,243 845,317 884,503 884,095 904,655 Less cash and cash equivalents 284,471 237,309 137,202 $ 164,135 123,415 100,734 51,498 75,919 Net debt $ 519,265 $ 608,836 $ 708,492 $ 681,108 $ 721,902 $ 783,769 $ 832,597 $ 828,736 TTM Adjusted EBITDA (a) $ 326,635 $ 317,249 $ 342,007 $ 332,095 $ 324,408 $ 306,656 $ 294,839 $ 283,086 Total debt/TTM Adjusted EBITDA 2.5 x 2.7 x 2.5 x 2.5 x 2.6 x 2.9 x 3.0 x 3.2 x Net debt/TTM Adjusted EBITDA 1.6 x 1.9 x 2.1 x 2.1 x 2.2 x 2.6 x 2.8 x 2.9 x Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to form 8-K filed on November 19, 2020, August 4, 2020, May 5, 2020, February 4, 2020, November 22, 2019, August 8, 2019, May 7, 2019, or February 6, 2019.

22 Free Cash Flow Reconciliation Consolidated Atkore International Group Inc. Fiscal Year Ended (in thousands) September 30, 2020 September 30, 2019 September 30, 2018 September 30, 2017 September 30, 2016 September 30, 2015 Net cash provided by operating activities $ 248,762 $ 209,694 $ 145,703 $ 121,654 $ 156,646 $ 141,073 Capital expenditures (33,770) (34,860) (38,501) (25,122) (16,830) (26,849) Free Cash Flow $ 214,992 $ 174,834 $ 107,202 $ 96,532 $ 139,816 $ 114,224 Inputs for all periods above can be found either in the appendix, or in our Annual Reports filed on November 19, 2020, November 22, 2019, November 28, 2018, November 29, 2017 and November 29, 2016.

Return on Capital Calculation

Atkore

Consolidated Atkore International Group Inc.

(in thousands)	Fiscal Year Ended September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015
Income (Loss) Before Taxes	$ 201,998	$ 184,669	$ 166,352	$ 126,125	$ 86,781	$ (7,871)
Income Tax Expense (Benefit)	49,696	45,618	29,707	41,486	27,985	(2,916)
Tax Rate % [Income Tax Expense (Benefit) ÷ Income (Loss) Before Taxes]	24.6%	24.7%	17.9%	32.9%	32.2%	37.0%
Operating Income	$ 239,556	$ 223,664	$ 179,698	$ 155,953	$ 125,466	$ 36,938
Estimated Taxes on Operating Income [Tax Rate % x Operating Income]	58,936	55,251	32,090	51,297	40,460	13,685
Net Operating Profit After Taxes [Operating Income – Estimated Taxes on Operating Income]	$ 180,620	$ 168,413	$ 147,608	$ 104,656	$ 85,006	$ 23,253
Total Assets	$ 1,558,525	$ 1,436,995	$ 1,324,060	$ 1,215,092	$ 1,164,568	$ 1,113,799
Cash	284,471	123,415	126,662	45,718	200,279	80,598
Current Liabilities	276,170	287,534	272,747	211,837	204,822	210,498
Short-Term Debt & Current Maturities of Long-Term Debt	—	—	26,561	4,215	1,267	2,864
Capital Base [Total Assets – Cash – Current Liabilities + Short-Term Debt & Current Maturities of Long-Term Debt]	$ 997,884	$ 1,026,046	$ 951,212	$ 961,752	$ 760,734	$ 825,567
Average Capital Base [Average of Prior Period Capital Base and Current Period Capital Base]	$ 1,011,965	$ 988,629	$ 956,482	$ 861,243	$ 793,151	$ 873,363
Return on Capital Percentage [Net Operating Profit After Taxes ÷ Average Capital Base]	17.8%	17.0%	15.4%	12.2%	10.7%	2.7%

Inputs for all periods above can be found either in the appendix, or in our Annual Reports filed on November 19, 2020, November 22, 2019, November 28, 2018, November 29, 2017 and November 29, 2016.

© Atkore International, Inc.
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16100 South Lathrop Avenue, Harvey, IL 60426 atkore.com Thank You!